Exhibit 10.68

AMENDMENT NO. 1 TO SUBORDINATION AND RELEASE AGREEMENT

THIS AMENDMENT NO. 1 TO SUBORDINATION AND RELEASE AGREEMENT is executed as of April 25, 2002, by and between PORT LUDLOW ASSOCIATES LLC, a Washington limited liability company, as Grantor, and POPE RESOURCES, a Delaware limited partnership, as Beneficiary.

RECITALS

A.  Beneficiary and Grantor are parties to that certain Subordination and Release Agreement dated as of August 8, 2001 (the “Original Subordination”) pertaining to the subordination of the lien of a security instrument identified as the “Pope Deed of Trust” and partial releases from the lien of such Pope Deed of Trust.  In connection with its development and construction of residential lots encumbered by the Pope Deed of Trust, Grantor has asked Beneficiary to execute and deliver that certain Subordination Agreement of even date herewith in favor of Grantor’s construction lender, Prism Mortgage Company (the “Prism Subordination”).  Under the Prism Subordination, the lien of the Pope Deed of Trust and certain other rights of Beneficiary would be subordinated to liens and rights of Prism Mortgage Company.  Beneficiary contends that Beneficiary has no legal obligation to execute or deliver the Prism Subordination because it is inconsistent with the Original Subordination; Grantor disagrees with Beneficiary’s contention.

B.  The parties wish to execute this Amendment for the purpose of amending and supplementing the terms and provisions of the Original Subordination and implementing various loan tests and standards set forth in the Original Subordination in conjunction with the execution and delivery of the Prism Subordination and other documents in favor of Prism Mortgage Company.  Beneficiary has executed the Prism Subordination concurrently with execution of this Amendment in reliance upon the supplemental terms and protections set forth below in this Amendment.

NOW, THEREFORE, in consideration of Beneficiary’s execution and delivery of the Prism Subordination and the mutual covenants set forth herein, the parties do agree as follows:

AGREEMENT

1.  Terms.  As used below, the terms “Senior Loan Agreement,” “Senior Loan Documents,” “Junior Obligation Documents,” and “Junior Deed of Trust” shall have the meaning set forth in the Prism Subordination.  “Property” means the residential lots and any related property encumbered by the Pope Deed of Trust from time to time.  All other capitalized terms below not otherwise defined in this Amendment shall have the meaning set forth in the Original Subordination.

2.  Pope Note.  Reference is hereby made to that certain Promissory Note dated August 8, 2001, given by Grantor as maker to Beneficiary as holder, in the original principal amount of

US$5,814,742.00 (the “Pope Note”).  As of April 17, 2002, the unpaid principal balance due under the Note was US$3,666,301.91, and the unpaid accrued interest due under the Pope Note was US$2,008.92.  In partial consideration of Beneficiary’s execution and delivery of the Prism Subordination, Grantor agrees to pay Beneficiary upon the recordation of the Prism Subordination the sum of US$120,000.00 (the “Prepayment”) in partial payment of amounts due under the Pope Note.  The Prepayment shall be applied first to accrued interest and secondly to the unpaid principal balance due under the Pope Note.

3.  Grantor’s Covenants.  Grantor hereby covenants to Beneficiary and agrees as follows:

(a)  As used in this Amendment, “Aggregate Secured Indebtedness” means the total dollar amount of all monetary obligations secured by liens against the Property subject to the Pope Deed of Trust (other than liens for non-delinquent property taxes and assessments and homeowners association dues), including without limitation all principal, interest, late charges, and other sums due under the Senior Loan Documents and Junior Obligations.

(b)  As used in this Amendment, “Aggregate Value” means the aggregate value of the Property subject to the Pope Deed of Trust determined from time to time as follows:

(i)  The value of each of the 49 detached single-family residential lots within the Property except any lots within the Plat of Ludlow Bay Village shall be as set forth under the column “Wholesale Value” on the attached Exhibit B (“Wholesale Value of Single Family Residential Lots (Excluding Ludlow Bay Village Lots)”).

(ii)  The value of each of the 4 detached single-family residential lots within the Plat of Ludlow Bay Village shall be US$87,500.00.

(iii)  The value of each of the 40 townhome lots within the Plat of Ludlow Bay Village shall be as set forth under the column “Wholesale Value” on the attached Exhibit C (“Wholesale Value of Ludlow Bay Village Townhome Lots”).

(iv)  All construction labor and materials provided to any lot within the Property after the date hereof shall increase the value of that lot by an amount equal to the actual cost to Grantor of such labor and materials

(v)  The value of any lot containing either a detached single-family residence or attached townhome that is substantially completed after the date hereof shall be increased by 15 percent.

(vi)  Notwithstanding the foregoing, if any lot within the Property is subject to a bona fide sales contract negotiated at arm’s length with an unrelated party, the value of such lot shall be the contract sales price.

The Aggregate Value of the Property as of the date hereof shall be US$12,204,000.  At the request of either Grantor or Beneficiary, any dispute under this subsection 3(b) regarding the Aggregate Value of the Property after the date hereof shall be resolved by binding arbitration before the Seattle, Washington, office of JAMS.  Prior to such arbitration, each party shall submit to the other their assertion of Aggregate Value of the Property as of the date of the written request for arbitration.  The parties shall cooperate and make diligent good faith efforts to cause such arbitration to take place within 15 days after written request by either party, and the party whose assertion of Aggregate Value is furthest from the actual Aggregate Value as determined by the JAMS arbitrator shall pay the fees and costs payable to JAMS.

(c)  The Aggregate Secured Indebtedness shall not exceed at any time eighty percent (80%) of the Aggregate Value.  If at any time the Aggregate Secured Indebtedness exceeds eighty percent (80%) of the Aggregate Value, then Grantor shall be in default under the Junior Obligation Documents unless cured within five (5) business days.

(d)  Except with respect to the initial construction draw request, Grantor shall deliver to Beneficiary at least five (5) business days prior written notice of all construction draw requests under the Senior Loan Agreement, copies of all draw request documents, and a certificate executed by Grantor in the form of Exhibit A (the “Draw Certificate”) that the amount to be drawn in addition to all other monetary obligations secured by liens against the Property shall not cause the Aggregate Secured Indebtedness to exceed eighty percent (80%) of the Aggregate Value of the Lots.  Grantor shall give Beneficiary copies of all notices received from Prism within three (3) business day after Grantor’s receipt.  Grantor shall prepare and deliver to Beneficiary on or before the first day of each calendar month a certificate executed by Grantor containing the following descriptions, amounts, and statements as such date: (a) a description of each lot within the Property subject to a pending purchase and sale agreement and the expected date of closing, (b) a description of each lot within the Property sold within the prior month, (c) the value of each lot within the Property, measured in the same manner as the Aggregate Value of all of the lots, (d) the Aggregate Value, (e) the Aggregate Secured Indebtedness, (f) the amounts of any draw requests under the Senior Loan Agreements anticipated within the following month, (g) a description of the lots within the Property to which such draws will be applied, and (h) a statement in the form of the Draw Certificate that the Aggregate Secured Indebtedness does not exceed eighty percent (80%) of the Aggregate Value.

(e)  Grantor shall suspend borrowing under the Senior Loan Agreement upon Beneficiary’s written request if Beneficiary reasonably determines at any time, under the documents provided by Grantor or otherwise, that the Aggregate Secured Indebtedness exceeds eighty percent (80%) of the Aggregate Value, until such time as Grantor can show to Beneficiary’s reasonable satisfaction that the Aggregate Secured Indebtedness does not (or, in connection with any anticipated draw request, will not) exceed the Aggregate Value.

(f)  Grantor shall not submit to Prism Mortgage Company, its successors and assigns, any draw request not approved in advance by Beneficiary.  Beneficiary shall be deemed to have approved any draw request received by it at least five (5) business days prior to delivery to Prism Mortgage Company if Beneficiary does not deliver to Grantor written notice of disapproval within five (5) business days after its receipt of such draw request.

(g)  Grantor covenants and agrees, in the case of any sale, transfer, or conveyance of title to any lot, parcel, or tract within the Property in a bona fide sales transaction, to pay to Beneficiary upon the closing of such sale, transfer, or conveyance a sum equal to the Release Price applicable to such lot as set forth in the Original Subordination as amended herein, in partial repayment of accrued interest, principal, and other amounts due under the Junior Note.  Any failure by Grantor to pay to Beneficiary any Release Price due under the Original Subordination as amended herein upon closing of a sale, transfer, or conveyance of any portion of the Property shall (i) not release Grantor from liability for payment of such Release Price and for all other sums payable under the Junior Obligation Documents, regardless whether Beneficiary has released the lien of the Junior Deed of Trust as to such portion, and (ii) shall (if not cured within the time allowed under Section 4 of the Original Subordination) constitute a default under the Junior Obligation Documents.

(h)  Any default by Grantor in the performance of any obligation owing to Beneficiary under this Amendment also shall constitute a default by Grantor under the Original Subordination and each of the other Junior Obligation Documents (subject to any cure rights under the Junior Obligation Documents).

4.  Revised Partial Release Prices.  In consideration of the need to make post-closing adjustments under the Real Estate Purchase and Sale Agreement dated January 12, 2001, between Grantor as Buyer-Assignee and Beneficiary as Seller, as amended, and for other good and valuable consideration, the Release Prices described in Section 2 of the Original Subordination, which are set forth on Exhibit B to the Original Subordination, shall be increased as set forth on Exhibit D hereto.

5.  Performance of Obligations.  Each of the parties agrees and acknowledges that to its actual present knowledge both parties have satisfactorily performed their respective obligations under the Original Subordination.

6.  Interpretation.  This Amendment amends and modifies the Original Subordination.  In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Original Subordination, the terms and provisions of this Amendment shall control.  Except as otherwise provided herein, all terms and provisions of the Original Subordination remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Grantor

PORT LUDLOW ASSOCIATES LLC, a Washington limited liability company

By: Olympic Pacific Partners LLC, as its Manager

By:
Its: President

Beneficiary

POPE RESOURCES, a Delaware limited partnership

By: Pope MGP, Inc.,
a Delaware corporation, as its managing general partner

By:
Its: President

EXHIBITS:

A	-	Form of Draw Certificate
B	-	Wholesale Value of Single Family Residential Lots (Excluding Ludlow Bay Village Lots)
C	-	Wholesale Value of Ludlow Bay Village Townhome Lots
D	-	Revised Release Prices

EXHIBIT A

Form of Draw Certificate

CERTIFICATE

THIS CERTIFICATE (this “Certificate”) is dated and effective as of                                        , 200        .  Reference is hereby made to that certain Subordination and Release Agreement dated August 8, 2001, as amended by Amendment No. 1 dated April 25, 2002 (the “Agreement”), between Port Ludlow Associates LLC, a Washington limited liability company (“Borrower”) and Pope Resources, a Delaware limited partnership (“Junior Lien Holder”).  This Certificate is given by Borrower to Junior Lien Holder under the Agreement in connection with a construction loan draw request by Borrower.  Capitalized terms not otherwise defined herein shall have the meanings given them under the Agreement.

Borrower hereby certifies, represents, and warrants to Junior Lien Holder that the Aggregate Secured Indebtedness as of the date hereof, together with the amount to be drawn under the draw request accompanying this Certificate, does not exceed eighty percent (80%) of the Aggregate Value of the Lots subject to the Pope Deed of Trust as of the date hereof.

“Borrower”

PORT LUDLOW ASSOCIATES LLC,a Washington limited liability company

By:	Olympic Pacific Partners LLC,a Washington limited liability company,its manager

By:

Randall J. Verrue, its president

EXHIBIT B

Wholesale Value of Single Family Residential Lots

(Excluding Ludlow Bay Village Plat)

	Appraised Value
Lot Number	Base lot	Lot Premiums	Total	Wholesale Discount	Wholesale Value

Woodridge Village
19	50,000	55,000	105,000	66.5%	69,825
23	50,000	55,000	105,000	66.5%	69,825
24	50,000	55,000	105,000	66.5%	69,825
25	50,000	55,000	105,000	66.5%	69,825
26	50,000	55,000	105,000	66.5%	69,825
Teal Lake Village
17	50,000	0	50,000	66.5%	33,250
74	50,000	10,000	60,000	66.5%	39,900
75	50,000	0	50,000	66.5%	33,250
76	50,000	0	50,000	66.5%	33,250
78	50,000	10,000	60,000	66.5%	39,900
Timberton Ridge
17	50,000	2,500	52,500	66.5%	34,913
28	50,000	2,500	52,500	66.5%	34,913
29	50,000	2,500	52,500	66.5%	34,913
30	50,000	12,500	62,500	66.5%	41,563
31	50,000	17,500	67,500	66.5%	44,888
37	50,000	52,500	102,500	66.5%	68,163
38	50,000	37,500	87,500	66.5%	58,188
39	50,000	22,500	72,500	66.5%	48,213
40	50,000	2,500	52,500	66.5%	34,913
46	50,000	2,500	52,500	66.5%	34,913
51	50,000	7,500	57,500	66.5%	38,238
52	50,000	7,500	57,500	66.5%	38,238
54	50,000	7,500	57,500	66.5%	38,238
55	50,000	7,500	57,500	66.5%	38,238
57	50,000	2,500	52,500	66.5%	34,913
58	50,000	2,500	52,500	66.5%	34,913
Timberton Heights
61	50,000	65,000	115,000	66.5%	76,475
62	50,000	65,000	115,000	66.5%	76,475
63	50,000	65,000	115,000	66.5%	76,475
64	50,000	65,000	115,000	66.5%	76,475
65	50,000	85,000	135,000	66.5%	89,775
66	50,000	100,000	150,000	66.5%	99,750
67	50,000	115,000	165,000	66.5%	109,725
68	50,000	135,000	185,000	66.5%	123,025
69	50,000	15,000	65,000	66.5%	43,225
70	50,000	25,000	75,000	66.5%	49,875
71	50,000	20,000	70,000	66.5%	46,550
72	50,000	125,000	175,000	66.5%	116,375
73	50,000	10,000	60,000	66.5%	39,900
74	50,000	10,000	60,000	66.5%	39,900
76	50,000	10,000	60,000	66.5%	39,900
77	50,000	15,000	65,000	66.5%	43,225
78	50,000	20,000	70,000	66.5%	46,550
Miscellaneous
PL 7 - 5	50,000	5,000	55,000	66.5%	36,575
PL 7 - 6	50,000	5,000	55,000	66.5%	36,575
PL 7 - 15	50,000	85,000	135,000	66.5%	89,775
PL 7 - 20	50,000	15,000	65,000	66.5%	43,225
LPV 4 - 1	50,000	25,000	75,000	66.5%	49,875
LPV 4 - 2	50,000	25,000	75,000	66.5%	49,875

Totals			4,040,000		2,686,608

EXHIBIT C

Values of Ludlow Bay Village Townhome Lots

Appraised Value
Lot Number	Base Lot	Lot Premiums	Total	Wholesale Discount	Wholesale Value

Ludlow Bay Village
Building 400
14	150,000	90,000	240,000	69%	165,600
15	150,000	75,000	225,000	69%	155,250
16	150,000	75,000	225,000	69%	155,250
17	150,000	75,000	225,000	69%	155,250
18	150,000	90,000	240,000	69%	165,600
Building 500
19	150,000	15,000	165,000	69%	113,850
20	150,000	0	150,000	69%	103,500
21	150,000	15,000	165,000	69%	113,850
Building 600
22	150,000	65,000	215,000	69%	148,350
23	150,000	50,000	200,000	69%	138,000
24	150,000	50,000	200,000	69%	138,000
25	150,000	65,000	215,000	69%	148,350
Building 700
26	150,000	90,000	240,000	69%	165,600
27	150,000	75,000	225,000	69%	155,250
28	150,000	75,000	225,000	69%	155,250
29	150,000	75,000	225,000	69%	155,250
30	150,000	90,000	240,000	69%	165,600
Building 800
31	150,000	0	150,000	69%	103,500
32	150,000	15,000	165,000	69%	113,850
Building 900
33	150,000	15,000	165,000	69%	113,850
34	150,000	15,000	165,000	69%	113,850
Building 1000
35	150,000	65,000	215,000	69%	148,350
736	150,000	50,000	200,000	69%	138,000
37	150,000	50,000	200,000	69%	138,000
38	150,000	65,000	215,000	69%	148,350
Building 1100
39	150,000	65,000	215,000	69%	148,350
40	150,000	50,000	200,000	69%	138,000
41	150,000	50,000	200,000	69%	138,000
42	150,000	65,000	215,000	69%	148,350
Building 1200
43	150,000	65,000	215,000	69%	148,350
44	150,000	50,000	200,000	69%	138,000
45	150,000	65,000	215,000	69%	148,350
Building 1300
46	150,000	15,000	165,000	69%	113,850
47	150,000	0	150,000	69%	103,500
48	150,000	0	150,000	69%	103,500
49	150,000	0	150,000	69%	103,500
Building 1400
50	150,000	0	150,000	69%	103,500
51	150,000	0	150,000	69%	103,500
52	150,000	0	150,000	69%	103,500
53	150,000	15,000	165,000	69%	113,850

Totals			7,785,000		5,371,650

EXHIBIT D

Revised Release Prices

	Subdivision and Lot #	Revised Release Prices (in US$)
1	Ludlow Point Div 4 Lot 1	21,182.21
2	Ludlow Point Div 4 Lot 2	21,182.21
3	Port Ludlow 7 lot 5	16,141.40
4	Port Ludlow 7 Lot 6	20,175.70
5	Port Ludlow 7 Lot 15	174,361.89
6	Port Ludlow 7 Lot 20	30,264.60
7	Port Ludlow 7 Lot 21	18,158.55
8	Teal Lake Village Lot 17	260,000.00
9	Teal Lake Village Lot 74	17,836.65
10	Teal Lake Village Lot 75	22,608.98
11	Teal Lake Village Lot 76	22,608.98
12	Teal Lake Village Lot 77	22,608.98
13	Teal Lake Village Lot 78	64,304.07
14	Timberton Lot 17	29,390.09
15	Timberton Lot 28	28,071.68
16	Timberton Lot 29	28,336.40
17	Timberton Lot 30	28,071.68
18	Timberton Lot 31	28,071.68
19	Timberton Lot 37	49,390.96
20	Timberton Lot 38	42,108.06
21	Timberton Lot 39	35,089.87
22	Timberton Lot 40	28,071.68
23	Timberton Lot 46	31,611.48
24	Timberton Lot 50	260,000.00
25	Timberton Lot 51	270,000.00
26	Timberton Lot 52	35,120.58
27	Timberton Lot 54	28,102.39
28	Timberton Lot 55	28,367.11
29	Timberton Lot 57	28,367.11
30	Timberton Lot 58	24,593.30
31	Timberton Ph 3 Lot 60	50,281.01
32	Timberton Ph 3 Lot 61	46,507.59
33	Timberton Ph 3 Lot 62	48,394.30
34	Timberton Ph 3 Lot 63	42,734.17
35	Timberton Ph 3 Lot 64	38,960.76
36	Timberton Ph 3 Lot 65	44,620.88
37	Timberton Ph 3 Lot 66	45,543.05
38	Timberton Ph 3 Lot 67	47,429.76
39	Timberton Ph 3 Lot 68	49,316.47
40	Timberton Ph 3 Lot 69	28,300.63
41	Timberton Ph 3 Lot 70	28,300.63
42	Timberton Ph 3 Lot 71	32,074.05
43	Timberton Ph 3 Lot 72	30,187.34
44	Timberton Ph 3 Lot 73	28,300.63
45	Timberton Ph 3 Lot 74	28,300.63
46	Timberton Ph 3 Lot 75	185,687.10
47	Timberton Ph 3 Lot 76	24,527.21
48	Timberton Ph 3 Lot 77	24,527.21
49	Timberton Ph 3 Lot 78	24,527.21
50	Woodridge Village Lot 19	72,355.81
51	Woodridge Village Lot 23	62,454.33
52	Woodridge Village Lot 24	59,778.56
53	Woodridge Village Lot 25	90,000.00
54	Woodridge Village Lot 26	59,778.56
55	LBV Townhome 400	62,026.87
56	LBV Townhome 400	62,026.87
57	LBV Townhome 400	62,026.87
58	LBV Townhome 400	62,026.87
59	LBV Townhome 400	62,026.87
60	LBV Townhome 500	40,182.35
61	LBV Townhome 500	40,182.35
62	LBV Townhome 500	40,182.35
63	LBV Townhome 600	21,973.41
64	LBV Townhome 600	21,973.41
65	LBV Townhome 600	21,973.41
66	LBV Townhome 600	21,973.41
67	LBV Townhome 700	79,004.71
68	LBV Townhome 700	79,004.71
69	LBV Townhome 700	79,004.71
70	LBV Townhome 700	79,004.71
71	LBV Townhome 700	79,004.71
72	LBV Townhome 800	18,922.67
73	LBV Townhome 800	18,922.67
74	LBV Townhome 900	18,922.67
75	LBV Townhome 900	18,922.67
76	LBV Townhome 1000	20,976.08
77	LBV Townhome 1000	20,976.08
78	LBV Townhome 1000	20,976.08
79	LBV Townhome 1000	20,976.08
80	LBV Townhome 1100	19,454.67
81	LBV Townhome 1100	19,454.67
82	LBV Townhome 1100	19,454.67
83	LBV Townhome 1100	19,454.67
84	LBV Townhome 1200	20,068.70
85	LBV Townhome 1200	20,068.70
86	LBV Townhome 1200	20,068.70
87	LBV Townhome 1300	14,390.66
88	LBV Townhome 1300	14,390.66
89	LBV Townhome 1300	14,390.66
90	LBV Townhome 1300	14,390.66
91	LBV Townhome 1400	15,075.21
92	LBV Townhome 1400	15,075.21
93	LBV Townhome 1400	15,075.21
94	LBV Townhome 1400	15,075.21
95	LBV SFL	71,185.51
96	LBV SFL	71,185.51
97	LBV SFL	71,185.51
98	LBV SFL	71,185.51
	TOTAL	4,520,910.07